CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH INFORMATION HAS BEEN MARKED HEREIN WITH [***].

Exhibit 10.1

AMENDMENT NO. 1

TO DEVELOPMENT, LICENSE AND COMMERCIALIZATON AGREEMENT

This Amendment No. 1 to the Development, License and Commercialization Agreement (this “Amendment”) is made and entered into as of March 20, 2019 (the “Amendment Effective Date”) by and between Endo Ventures Limited, an Irish company with an office located at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland (“EVL”), and Catalyst Pharmaceuticals, Inc., a Delaware corporation with an office located at 355 Alhambra Circle, Suite 1250, Coral Gables, FL 33134, USA (“Catalyst”).

WHEREAS, EVL and Catalyst entered into that certain Development, License and Commercialization Agreement dated December 18, 2018 (the “Agreement”) regarding development and commercialization of Vigabatrin tablets;

WHEREAS, effective December 24, 2018, Catalyst transferred and conveyed to EVL all of Catalyst’s right, title, interest, ownership, and control of the [***]; and

WHEREAS, EVL and Catalyst now desire to, as of the Amendment Effective Date, amend the Agreement as further set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement.

2. Amendment. As of the Amendment Effective Date, Section 6.1.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Royalty Rates. EVL shall pay to Catalyst a royalty (the “Royalty”) equal to [***]% of the Net Profits accruing during the Term; provided, however, in the event that the Net Profits reach [***] in the aggregate, upon such date, the Royalty shall thereafter equal [***]% of the Net Profits. For the avoidance of doubt, the Calendar Quarter in which the [***] amount is reached shall be subject to two separate Royalty rates: (i) a [***]% Royalty with respect to the amounts of the Net Profits less than [***], and (ii) a [***]% Royalty with respect to the amounts of the Net Profits equal to or greater than [***].”

3. No Other Effect. Except as expressly modified hereby, the Agreement remains in full force and effect.

4. Counterparts. The parties may execute this Amendment in counterparts, each of which is deemed an original, but all of which together constitute one and the same agreement. This Amendment may be delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, and such copies of executed signature pages shall be binding as originals.

[SIGNATURE PAGE FOLLOWS]

Each of the parties hereby indicates its acceptance of the terms hereof by the signature hereto of a duly authorized representative.

ENDO VENTURES LIMITED	CATALYST PHARMACEUTICALS, INC.

By:	/s/ Rahul Garella	By:	/s/ Patrick J. McEnany

Name:	Rahul Garella	Name:	Patrick J. McEnany

Title:	SVP International Pharmaceuticals	Title:	CEO